SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

September 11, 2003
Date of Report (date of earliest event reported)

DataWave Systems Inc.
(Exact Name of Registrant as Specified in its Charter)

Yukon	0-26698	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West 5th Avenue, Vancouver, British Columbia V6K 1H9
(Address of principal executive offices)

604.874.1302
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

Exhibits

99.1 News Release, dated September 11, 2003
99.2 News Release dated December 2, 2003
99.3 News Release dated January 5, 2004

2

Item 9. Regulation FD Fair Disclosure.

Appointment of Directors

On December 2, 2003, DataWave Systems Inc. issued a news release, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

On January 5, 2004, DataWave Systems Inc. issued a news release, a copy of which is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Resignation of Directors

On September 11, 2003, DataWave Systems Inc. issued a news release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On December 2, 2003, DataWave Systems Inc. issued a news release, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWAVE SYSTEMS INC.

By /s/ John Gunn
John Gunn
General Manager, Chief Financial Officer

Dated: January 5, 2004